AAM/HIMCO Global Enhanced Dividend Fund

Class A: HGDAX

Class C: HGDCX

Class I: HGDIX

A series of Investment Managers Series Trust (the "Trust")

Supplement dated February 27, 2018, to the

Prospectus and Statement of Additional Information, each dated December 18, 2017.

Effective immediately, all references in the Prospectus and SAI to the end date of the expense limitation agreement between Advisors Asset Management, Inc. and the Trust, with respect to the Fund, are updated to October 31, 2027.

Please file this Supplement with your records.